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                                  Exhibit 4.2

            FORM OF STOCK CERTIFICATE OF REGISTRANT'S COMMON STOCK

                                    [FRONT]

Number                                                                    Shares

------                                                                    ------


                 Organized under the law of the State of Texas


                             ENB BANKSHARES, INC.

                              Voting Common Stock

             Authorized Shares 1,000,000 Par Value $5.00 Per Share

          THIS CERTIFIES THAT _________________________________ is the
registered holder of ______________________________________ Shares of the fully paid and nonassessible capital stock of ENB Bankshares, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed, this ________ day of _________________, A.D. 20________.

___________________________________       ________________________________
Patrick Adams, Secretary                  Harold Campbell, President

                             [Seal of Corporation]

                                    [BACK]

NOTICE:  THE  SIGNATURE  OF THIS  ASSIGNMENT
MUST  CORRESPOND  WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.


For value received _______________________________ hereby sell, assign and transfer unto___________________________________________________________________
________________________________________________________________________________
__________________________________________________________________ shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint ________________________________________________________
Attorney, to transfer said stock on the books of the within named corporation with full power of substitution in the premises.

Dated ________________________


                                      __________________________________

In presence of

__________________________________